                                  Exhibit 99.1

                             Computational Materials

                      - Countrywide Home Loans, Inc.
                        Seller and Master Servicer

                      - Countrywide Home Equity Loan Trust 1997-A

              [$117,600,000] Certificates         1M LIBOR + [ BP]

The analysis in this report is accurate to the best of PSI's knowledge and is based on information provided by the Seller. PSI makes no representations as to the accuracy of such information provided to it by the Seller. All assumptions and information in this report reflect PSI's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PSI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PSI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PSI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consumated without the purchaser first having received a prospectus and, if required, prospectus supplement. Finally, PSI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and PSI strongly urges you to seek advice from your counsel, accountant and tax advisor.

                    Countrywide Home Equity Loan Trust 1997-A

Title of  Securities:  Revolving  Home Equity Loan Asset  Backed
                       Certificates, Series 1997-A (collectively, the
                      "Certificates").

Description of
Transaction:          This FSA-wrapped transaction is supported by a pool of
                      adjustable rate, first and second lien Home Equity Lines of Credit ("HELOCs"). The aggregate Cut-off Date principal balance of the HELOCs is expected to be approximately
                      [$120,000,000]. The aggregate undivided interest in the the Trust Fund represented by the Certificates is expected to equal approximately [$117,600,000]. The original
                      Transferor Interest, which is not offered herein, is expected to equal approximately [$2,400,000].

                      In general, the HELOCs may be drawn upon for a period (the "Draw Period") of either 5 years (which may be extendible for an additional 5 years, upon Countrywide's approval) or 3 years. HELOCs with an initial Draw Period of 5 years are subject to a 15 year repayment period following the end of the Draw Period on a 15 year fully amortizing basis. HELOCs with a Draw Period of 3 years are subject to a 10 year repayment period following the Draw Period on a 10 year fully amortizing basis.

--------------------------------------------------------------------------------

                                 Certificates
                                 ------------
Approximate Size:                [$117,600,000]

Prepayment Assumption:           [30% CPR]
                                 **Actual prepayments may vary**

Draw Rate Assumption:            [18% CPR]
                                 **Actual draw rates may vary**

Avg. Life to Call (app.)         [ 4.370 years]
Avg. Life to Maturity (app.)     [ 4.596  years]

Coupon:                          1M LIBOR + [   BP]*

Coupon Day Count:                 Actual/360

Expected Maturity (to call):     [  3/15/06 ]
Expected Maturity (to maturity): [ 12/15/21 ]

Stated Maturity:                 [2/15/27]

Dated Date:                      [02/28/97]

* Subject to:         The lesser of:
                          1) 1M LIBOR + [   BP]; and

                          2) Available Funds Cap (calculated using the
                             weighted average of the loan rates net of servicing fees and other ongoing fees of the trust, including a 50 bp FSA cushion beginning in month 7 and thereafter).

--------------------------------------------------------------------------------

Pricing Date:         [February 20, 1997]

Settlement Date:      [February 28, 1997]

Cleanup Call:         The Master Servicer may repurchase the collateral and, as
                      a result, cause the Certificates to be called at par plus accrued interest after the remaining balances of the Certificates are less than 10% of Original Certificate
                      Principal Balance.

Form of Certificates: Book entry form, same day funds (through DTC, CEDEL or
                      Euroclear).

Master Servicer:      Countrywide Home Loans, Inc.

Servicing Fee:        50 basis points per annum.

Trustee:              The First National Bank of Chicago.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                    Countrywide Home Equity Loan Trust 1997-A

Payment Date:          The 15th day of each month or, if such day is not a
                       business day, the next succeeding business day, beginning on April 15, 1997.

Payment Delay:         No payment delay.

Interest Accrual
Period: Interest will accrue from the 15th day of the preceeding month until the 14th day of the current month based on an actual/360 day count. For the first payment date, April 15, 1997, the Certificates will accrue interest from the settlement date [February 28, 1997] to April 14, 1997 (long first accrual period).

Certificate Ratings:   The Certificates will be rated AAA/Aaa by Standard &
                       Poor's and Moody's, respectively.

Certificate Insurer:   Financial Security Assurance, Inc. ("FSA"). FSA's
                       claims-paying ability is rated AAA/Aaa by Standard and Poor's and Moody's.

Certificate Insurance: Timely interest and ultimate principal payments on the
                       Certificates will be 100% guaranteed by FSA.

ERISA
Considerations:        All of the Certificates will be ERISA eligible. However,
                       investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue
                       Code of the Plan's acquisition and ownership of such Certificates.

Taxation:              Debt instrument for federal income tax purposes.

Legal Investment:      The Certificates will not be SMMEA eligible.

Credit Enhancement:    1) 100% wrap from FSA guarantees timely payment of
                       interest and ultimate payment of principal.

                       2) Limited subordination of Transferor Interest and
                          over-collateralization (if any), as required by FSA.

                       3) Ongoing spread.

Cashflow Structure:    A. Investor Interest Collections are applied in the
                       following order of priority:

                       1) Trustee fees;
                       2) Surety fees;
                       3) Accrued monthly interest, subject to the Available
                          Funds Cap;
                       4) Investor Loss Amount for such Distribution Date and
                          previous Distribution Dates;
                       5) Reimbursement to FSA for prior draws on its insurance
                          policy;
                       6) Paydown of Certificates to the required level of
                          overcollateralization (if any);
                       7) Payment to Master Servicer required amounts;
                       8) Any excess cash flow reverts to Transferor.

                       B. Principal payments are applied as follows:

                       1) From [February 28, 1997] until the Distribution Date
                          in March 2002, (the "Managed Amortization Period" or "5 Year MAP"), the amount of principal payable to Certificateholders for each Distribution Date equals the lesser of (a) the Maximum Principal Payment (i.e., [98%] of the principal collections for such Distribution Date), and (b) the principal collections for such Distribution Date less the sum of additional balances created from new draws on the HELOCs during the related collection period (but not less than zero).

                          If a Rapid Amortization Event occurs during the 5 Year MAP, principal payments shall equal the Maximum Principal Payment. Rapid Amortization Events are described in the prospectus supplement.

                       2) Beginning after the 5 Year MAP, the amount of
                          principal payable to the Certificateholders is equal to the Maximum Principal Payment.

Prospectus:            The Certificates are being offered pursuant to a
                       Prospectus which includes a Prospectus Supplement
                       (together, the "Prospectus"). Complete information with respect to the Certificates and the Collateral is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consumated unless the purchaser has received the Prospectus.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                    Countrywide Home Equity Loan Trust 1997-A

 CURRENT BALANCE: $117,600,000.00                          DATED DATE: 02/28/97
  CURRENT COUPON: TBD                                   FIRST PAYMENT: 04/15/97
          FACTOR: 1.0000000000                          TOTAL CLASSES: 2
ORIGINAL BALANCE: $117,600,000.00                    YIELD TABLE DATE: 02/28/97

                      BOND A1 DISCOUNT MARGIN ACT/360 TABLE
                      ********* TO CLEAN UP CALL *********

                ********* ASSUMED 18 % CONSTANT DRAW RATE *******

                        ASSUMED CONSTANT LIBOR-1M 5.4219

       PRICING SPEED

                  30.0%      22.00%      25.00%      28.00%      33.00%      36.00%        40.00%
     PRICE          CPR         CPR         CPR         CPR         CPR         CPR          CPR
     99-24        21.678      19.543      20.283      21.090      22.624      23.625       25.091
     99-24+       21.260      19.259      19.953      20.709      22.146      23.085       24.459
     99-25        20.842      18.975      19.622      20.328      21.669      22.545       23.827
     99-25+       20.424      18.690      19.291      19.946      21.192      22.005       23.196
     99-26        20.006      18.406      18.961      19.565      20.715      21.465       22.564
     99-26+       19.588      18.122      18.630      19.184      20.238      20.926       21.933
     99-27        19.171      17.838      18.300      18.804      19.761      20.387       21.302
     99-27+       18.753      17.554      17.970      18.423      19.285      19.847       20.671

     99-28        18.336      17.270      17.639      18.042      18.808      19.308       20.040
     99-28+       17.919      16.986      17.309      17.662      18.332      18.769       19.410
     99-29        17.501      16.702      16.979      17.281      17.855      18.230       18.779
     99-29+       17.084      16.418      16.649      16.901      17.379      17.692       18.149
     99-30        16.667      16.134      16.319      16.520      16.903      17.153       17.519
     99-30+       16.250      15.851      15.989      16.140      16.427      16.615       16.889
     99-31        15.833      15.567      15.659      15.760      15.951      16.076       16.259
     99-31+       15.417      15.284      15.330      15.380      15.476      15.538       15.629

    100-00        15.000      15.000      15.000      15.000      15.000      15.000       15.000
    100-00+       14.583      14.717      14.670      14.620      14.525      14.462       14.371
    100-01        14.167      14.433      14.341      14.240      14.049      13.924       13.742
    100-01+       13.751      14.150      14.011      13.861      13.574      13.387       13.113
    100-02        13.334      13.867      13.682      13.481      13.099      12.849       12.484
    100-02+       12.918      13.583      13.353      13.102      12.624      12.312       11.855
    100-03        12.502      13.300      13.024      12.722      12.149      11.775       11.227
    100-03+       12.086      13.017      12.695      12.343      11.674      11.237       10.598

    100-04        11.671      12.734      12.365      11.964      11.199      10.700       9.970
    100-04+       11.255      12.451      12.036      11.584      10.725      10.164       9.342
    100-05        10.839      12.168      11.708      11.205      10.250       9.627       8.714
    100-05+       10.424      11.886      11.379      10.826       9.776       9.090       8.086
    100-06        10.008      11.603      11.050      10.447       9.302       8.554       7.459
    100-06+        9.593      11.320      10.721      10.069       8.828       8.018       6.831
    100-07         9.178      11.037      10.393       9.690       8.354       7.481       6.204
    100-07+        8.762      10.755      10.064       9.311       7.880       6.945       5.577

First Payment      0.125       0.125       0.125       0.125       0.125       0.125       0.125
Average Life       4.370       6.807       5.714       4.855       3.761       3.275       2.751

Last Payment       9.042      12.208      10.875       9.792       8.042       7.292       6.375
Mod.Dur. @ 100-00  3.610       5.305       4.562       3.958       3.162       2.795       2.389

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

--------------------------------------------------------------------------------

     -  COUNTRYWIDE 1997-A
     -  Cut Off Date of Tape is  1/31/97
     -  ARM HELOC COLLATERAL

     -  $100,008,294.22

--------------------------------------------------------------------------------

Number of Mortgage Loans:                                   4,402

Index:                                                 Prime Rate

Aggregate Unpaid Drawn Balance:                   $100,008,294.22
Aggregate Credit Line Balance:                    $150,702,868.32

Weighted Average Coupon (Gross):                           6.698%
Gross Coupon Range:                             5.990% -  14.125%

Weighted Average Margin (Gross):                           2.278%
Gross Margin Range:                             0.125% -   5.875%

Weighted Average Life Cap (Gross):                        17.796%
Gross Life Cap Range:                          12.250% -  18.000%

Weighted Average Life Floor (Gross):                       2.278%
Gross Life Floor Range:                         0.125% -   5.875%

Average (Simple) Utilization Rate:                        66.361%(1)
Utilization Rate Range:                         0.000% - 100.000%

--------------------------------------------------------------------------------

Average Unpaid Drawn Balance:                          $22,718.83
Average Credit Line Balance:                           $34,235.09

Maximum Unpaid Drawn Balance:                         $500,000.00
Minimum Unpaid Drawn Balance:                               $0.00

Maximum Credit Line Balance:                          $500,000.00
Minimum Credit Line Balance:                            $8,500.00

Weighted Avg. Stated Rem. Term (PTD to Mat Date):         284.598
Stated Rem Term Range:                         153.000 -  302.000

Weighted Average Age (First Pay thru Paid Thru Date):       0.950
Age Range:                                       0.000 -    4.000

Weighted Average Original Term:                           285.548
Original Term Range:                           156.000 -  302.000

Weighted Average Combined LTV:                             80.947(2)
Combined LTV Range:                             3.797% - 100.000%

Weighted Average Months to Interest Roll:                   1.953(3)
Months to Interest Roll Range:                           1 -    4

Weighted Average Interest Roll Frequency:                   1.000
Interest Frequency Range:                                1 -    1

Earliest Origination Date of a Loan:                     10/31/96

(1) Average utilization rate computed by: [drawn amount/line amount]

(2) Combined LTV computed by: [(line amt. + 1st mtg. balance)/lesser of appraisal or sales price]

(3) Months to roll computed from 2/1/97 thru next int. roll date

520 loans currently do not have an outstanding amount, these loans are not included in the weighted average calculations.

--------------------------------------------------------------------------------

WEIGHTED AVERAGE CALCULATIONS ARE WEIGHTED BY THE UNPAID DRAWN AMOUNT THROUGHOUT THE STRATIFICATIONS.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                      GROSS MORTGAGE INTEREST RATE RANGE

                                                                Percentage of
                                                 Aggregate      Cut-Off Date
         Gross Mortgage            Number of      Unpaid          Aggregate
         Interest Rate             Mortgage        Drawn            Drawn
             Range                   Loans        Balance          Balance
 5.50% < Gross Coupon <=  6.00%       3688       81,032,028.01      81.03
 6.00% < Gross Coupon <=  6.50%         28          452,296.58       0.45
 6.50% < Gross Coupon <=  7.00%        244        5,999,494.89       6.00
 8.75% < Gross Coupon <=  9.00%          1           37,646.26       0.04
 9.00% < Gross Coupon <=  9.25%         19          699,237.59       0.70
 9.25% < Gross Coupon <=  9.50%          2           51,735.87       0.05
 9.50% < Gross Coupon <=  9.75%         15          493,104.84       0.49
 9.75% < Gross Coupon <= 10.00%          6          145,999.99       0.15
10.00% < Gross Coupon <= 10.25%         22          708,099.60       0.71
10.25% < Gross Coupon <= 10.50%         15          662,295.17       0.66
10.50% < Gross Coupon <= 10.75%         71        2,094,728.46       2.09
10.75% < Gross Coupon <= 11.00%         17          583,131.87       0.58
11.00% < Gross Coupon <= 11.25%        106        2,615,454.16       2.62
11.25% < Gross Coupon <= 11.50%         18          432,930.86       0.43
11.50% < Gross Coupon <= 11.75%         17          548,509.15       0.55
11.75% < Gross Coupon <= 12.00%         56        1,771,683.62       1.77
12.00% < Gross Coupon <= 12.25%          3           45,919.46       0.05
12.25% < Gross Coupon <= 12.50%         16          344,421.87       0.34
12.50% < Gross Coupon <= 12.75%          3           80,192.05       0.08
12.75% < Gross Coupon <= 13.00%         16          498,931.71       0.50
13.00% < Gross Coupon <= 13.25%         32          585,402.21       0.59
13.50% < Gross Coupon <= 13.75%          4           85,000.00       0.08
13.75% < Gross Coupon <= 14.00%          2           28,750.00       0.03
14.00% < Gross Coupon <= 14.25%          1           11,300.00       0.01
----------------------------------------------------------------------------
Total..........                       4402     $100,008,294.22     100.00%
============================================================================


                     REMAINING MONTHS TO STATED MATURITY

                                                         Percentage of
                                      Aggregate          Cut-Off Date
                         Number of     Unpaid              Aggregate
                         Mortgage       Drawn                Drawn
      Remaining Term       Loans       Balance              Balance
144 < Rem Term <= 156        465       9,766,370.28           9.77%
156 < Rem Term <= 168         15         322,086.99           0.32%
288 < Rem Term <= 300      3,820      87,526,931.75          87.52%
300 < Rem Term <= 302        102       2,392,905.20           2.39%
-------------------------------------------------------------------
Total............          4,402     100,008,294.22         100.00%
===================================================================



                          LOAN SUMMARY STRATIFIED BY
                              PAID THRU DATE

                                                           Percentage of
                                            Aggregate      Cut-Off Date
                             Number of       Unpaid          Aggregate
                             Mortgage         Drawn            Drawn
                               Loans         Balance          Balance
12/15/96                         129         3,287,675.82       3.29
01/15/97                        3743        95,967,705.16      95.96
02/15/97                         530           752,913.24       0.75
--------------------------------------------------------------------------
Total..................         4402      $100,008,294.22     100.00%
==========================================================================

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                             YEARS OF ORIGINATION

                                                           Percentage of
                                            Aggregate      Cut-Off Date
                             Number of       Unpaid          Aggregate
  Year of                    Mortgage         Drawn            Drawn
Origination                    Loans         Balance          Balance
   1996                         2824        64,639,144.07      64.63
   1997                         1578        35,369,150.15      35.37
--------------------------------------------------------------------------
Total.................          4402      $100,008,294.22     100.00%
==========================================================================


                        COMBINED LOAN-TO-VALUE RATIOS

                                                           Percentage of
                                            Aggregate      Cut-Off Date
          Combined           Number of       Unpaid          Aggregate
        Loan-To-Value        Mortgage         Drawn            Drawn
            Ratio              Loans         Balance          Balance
  0.000 <Comb LTV<=   5.000        2            19,500.00       0.02
  5.000 <Comb LTV<=  10.000       10           183,261.78       0.18
 10.000 <Comb LTV<=  15.000       14           317,096.76       0.32
 15.000 <Comb LTV<=  20.000        5           131,590.91       0.13
 20.000 <Comb LTV<=  25.000       17           370,999.59       0.37
 25.000 <Comb LTV<=  30.000       14           411,633.25       0.41
 30.000 <Comb LTV<=  35.000       20           526,889.98       0.53
 35.000 <Comb LTV<=  40.000       33           687,445.94       0.69
 40.000 <Comb LTV<=  45.000       30           633,942.73       0.63
 45.000 <Comb LTV<=  50.000       49         1,362,416.39       1.36
 50.000 <Comb LTV<=  55.000       67         1,860,403.53       1.86
 55.000 <Comb LTV<=  60.000       94         2,017,593.04       2.02
 60.000 <Comb LTV<=  65.000      109         2,216,029.59       2.22
 65.000 <Comb LTV<=  70.000      461         9,611,894.82       9.61
 70.000 <Comb LTV<=  75.000      189         4,181,557.11       4.18
 75.000 <Comb LTV<=  80.000      876        19,829,375.42      19.83
 80.000 <Comb LTV<=  85.000      170         3,614,900.08       3.61
 85.000 <Comb LTV<=  90.000     1759        41,826,705.07      41.82
 90.000 <Comb LTV<=  95.000       73         1,539,162.34       1.54
 95.000 <Comb LTV<= 100.000      410         8,665,895.89       8.67
--------------------------------------------------------------------------
Total....................       4402      $100,008,294.22     100.00%
==========================================================================


                               DISTRIBUTION OF
                                   MARGINS

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                           Number of       Unpaid            Aggregate
        Gross              Mortgage         Drawn              Drawn
        Margin               Loans         Balance            Balance
 0.0 < Margin <=  0.5          746      14,560,745.35          14.56
 0.5 < Margin <=  1.0          190       5,968,386.51           5.97
 1.0 < Margin <=  1.5          532      11,318,155.13          11.32
 1.5 < Margin <=  2.0          255       5,533,337.26           5.53
 2.0 < Margin <=  2.5          795      18,464,565.07          18.46
 2.5 < Margin <=  3.0          884      21,722,131.91          21.72
 3.0 < Margin <=  3.5          305       7,422,801.97           7.42
 3.5 < Margin <=  4.0          329       7,333,566.86           7.33
 4.0 < Margin <=  4.5          269       5,813,890.75           5.81
 4.5 < Margin <=  5.0           78       1,605,140.51           1.61
 5.0 < Margin <=  5.5           15         215,654.28           0.22
 5.5 < Margin <=  6.0            4          49,918.62           0.05
--------------------------------------------------------------------------
Total.................       4,402    $100,008,294.22         100.00%
==========================================================================

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                             LOAN SUMMARY STRATIFIED BY
                                      LIFE CAP

                                                                Percentage of
                                               Aggregate        Cut-Off Date
                                  Number of     Unpaid            Aggregate
          Gross                   Mortgage       Drawn              Drawn
         Life Cap                   Loans       Balance            Balance
12.000 < LIFE CAP <= 12.50             58       960,700.57           0.96
14.500 < LIFE CAP <= 15.00             23       480,235.25           0.48
15.500 < LIFE CAP <= 16.00             78     1,335,051.39           1.33
16.500 < LIFE CAP <= 17.00            533    10,748,766.57          10.75
17.500 < LIFE CAP <= 18.00           3710    86,483,540.44          86.48
--------------------------------------------------------------------------
Total.................              4402    $100,008,294.22     100.00%
==========================================================================



                        ORIGINAL LINE OF CREDIT AMOUNTS

                                                                 Percentage of
                                                  Aggregate      Cut-Off Date
            Original               Number of       Unpaid          Aggregate
         Line of Credit            Mortgage         Drawn            Drawn
             Balance                 Loans         Balance          Balance
     5,000 < Balance <=    10,000      60          350,445.62       0.35
    10,000 < Balance <=    15,000     678        6,754,299.25       6.75
    15,000 < Balance <=    20,000     793       10,559,630.08      10.56
    20,000 < Balance <=    25,000     696       11,171,937.90      11.17
    25,000 < Balance <=    30,000     515       10,066,047.75      10.07
    30,000 < Balance <=    35,000     328        7,594,168.99       7.59
    35,000 < Balance <=    40,000     299        7,776,376.27       7.78
    40,000 < Balance <=    45,000     182        5,612,440.54       5.61
    45,000 < Balance <=    50,000     252        7,145,936.70       7.15
    50,000 < Balance <=    55,000      62        2,047,892.49       2.05
    55,000 < Balance <=    60,000      73        2,880,776.67       2.88
    60,000 < Balance <=    65,000      55        2,042,119.63       2.04
    65,000 < Balance <=    70,000      61        2,693,760.88       2.69
    70,000 < Balance <=    75,000      48        1,803,433.10       1.80
    75,000 < Balance <=    80,000      29        1,830,123.75       1.83
    80,000 < Balance <=    85,000      21        1,139,878.98       1.14
    85,000 < Balance <=    90,000      26        1,157,238.14       1.16
    90,000 < Balance <=    95,000      21        1,260,398.91       1.26
    95,000 < Balance <=   100,000     102        4,928,494.21       4.93
   100,000 < Balance <=   105,000       6          370,089.77       0.37
   105,000 < Balance <=   110,000      10        1,043,173.87       1.04
   110,000 < Balance <=   115,000       4          368,695.34       0.37
   115,000 < Balance <=   120,000       7          641,588.63       0.64
   120,000 < Balance <=   125,000       7          722,411.53       0.72
   125,000 < Balance <=   130,000       4          283,106.50       0.28
   130,000 < Balance <=   135,000       3          276,500.00       0.28
   135,000 < Balance <=   140,000       4          455,674.01       0.46
   140,000 < Balance <=   145,000       6          352,194.20       0.35
   145,000 < Balance <=   150,000      19        2,027,628.35       2.03
   150,000 < Balance <=   200,000      19        1,817,984.25       1.82
   200,000 < Balance <=   250,000       4          673,350.00       0.67
   250,000 < Balance <=   300,000       2          298,080.00       0.30
   300,000 < Balance <=   350,000       4          912,417.91       0.91
   400,000 < Balance <=   450,000       1          450,000.00       0.45
   450,000 < Balance <=   500,000       1          500,000.00       0.50
--------------------------------------------------------------------------
Total....................            4402     $100,008,294.22     100.00%
==========================================================================

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                          UNPAID DRAWN LOAN AMOUNTS

                                                                Percentage of
                                                 Aggregate      Cut-Off Date
             Current              Number of       Unpaid          Aggregate
           Drawn Loan             Mortgage         Drawn            Drawn
             Balance                Loans         Balance          Balance
             Balance  =         0     520              000.00       0.00
         0 < Balance <=     5,000     176          495,693.87       0.50
     5,000 < Balance <=    10,000     531        4,925,874.55       4.93
    10,000 < Balance <=    15,000     717        9,619,619.74       9.62
    15,000 < Balance <=    20,000     690       12,372,089.93      12.37
    20,000 < Balance <=    25,000     480       11,014,366.80      11.01
    25,000 < Balance <=    30,000     336        9,392,206.75       9.39
    30,000 < Balance <=    35,000     231        7,569,970.02       7.57
    35,000 < Balance <=    40,000     188        7,151,281.92       7.15
    40,000 < Balance <=    45,000     108        4,609,674.45       4.61
    45,000 < Balance <=    50,000     108        5,233,303.85       5.23
    50,000 < Balance <=    55,000      37        1,942,439.08       1.94
    55,000 < Balance <=    60,000      51        2,956,045.28       2.96
    60,000 < Balance <=    65,000      23        1,446,137.53       1.45
    65,000 < Balance <=    70,000      33        2,250,519.78       2.25
    70,000 < Balance <=    75,000      21        1,541,278.60       1.54
    75,000 < Balance <=    80,000      26        2,030,611.42       2.03
    80,000 < Balance <=    85,000      10          829,382.86       0.83
    85,000 < Balance <=    90,000      12        1,056,789.86       1.06
    90,000 < Balance <=    95,000      14        1,307,041.04       1.31
    95,000 < Balance <=   100,000      27        2,678,996.36       2.68
   100,000 < Balance <=   105,000       4          413,600.00       0.41
   105,000 < Balance <=   110,000      11        1,192,436.69       1.19
   110,000 < Balance <=   115,000       2          221,396.40       0.22
   115,000 < Balance <=   120,000       8          952,154.23       0.95
   120,000 < Balance <=   125,000       5          615,312.00       0.62
   125,000 < Balance <=   130,000       2          253,891.24       0.25
   130,000 < Balance <=   135,000       2          269,000.00       0.27
   135,000 < Balance <=   140,000       2          275,050.00       0.28
   140,000 < Balance <=   145,000       3          430,734.01       0.43
   145,000 < Balance <=   150,000      11        1,640,848.05       1.64
   150,000 < Balance <=   200,000       6        1,003,676.07       1.00
   200,000 < Balance <=   250,000       2          464,350.00       0.46
   250,000 < Balance <=   300,000       1          283,080.00       0.28
   300,000 < Balance <=   350,000       2          619,441.84       0.62
   400,000 < Balance <=   450,000       1          450,000.00       0.45
   450,000 < Balance <=   500,000       1          500,000.00       0.50
--------------------------------------------------------------------------
Total....................            4402     $100,008,294.22     100.00%
==========================================================================

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

              GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage               Drawn              Drawn
 State                 Loans               Balance            Balance
AL                        81               1,586,900.40         1.59
AZ                       139               3,632,771.45         3.63
CA                       951              27,313,699.34        27.31
CO                       227               5,459,746.40         5.46
CT                        45               1,195,931.56         1.20
DC                         6                 150,497.93         0.15
DE                         3                  62,494.69         0.06
FL                       302               5,237,182.27         5.24
GA                        87               1,905,727.66         1.91
IA                        17                 292,390.18         0.29
ID                        84               2,127,251.30         2.13
IL                       198               3,702,326.52         3.70
IN                        64               1,143,884.64         1.14
KS                        30                 634,935.11         0.63
KY                        32                 651,031.37         0.65
LA                        78               1,528,850.36         1.53
MA                       114               2,860,172.06         2.86
MD                        71               1,505,254.33         1.51
ME                        10                 221,252.19         0.22
MI                       204               3,935,158.24         3.93
MO                        94               1,375,008.91         1.37
MS                        10                 228,243.34         0.23
MT                        23                 480,235.25         0.48
NC                        77               1,315,051.39         1.31
ND                         1                  11,503.59         0.01
NE                        24                 211,067.79         0.21
NH                         6                  89,389.50         0.09
NJ                       146               2,904,548.68         2.90
NM                        36                 716,041.31         0.72
NV                        75               1,492,691.98         1.49
NY                        75               1,761,703.05         1.76
OH                       161               2,488,605.67         2.49
OK                        20                 379,740.29         0.38
OR                       143               3,712,583.60         3.71
PA                       140               2,618,118.88         2.62
RI                        13                 183,632.71         0.18
SC                        12                 197,159.23         0.20
TN                        58                 960,700.57         0.96
TX                         4                  51,837.90         0.05
UT                       178               5,789,327.55         5.79
VA                        64               1,397,805.83         1.40
VT                         6                  77,963.11         0.08
WA                       206               4,908,958.49         4.91
WI                        65               1,052,500.59         1.05
WY                        22                 456,417.01         0.46
--------------------------------------------------------------------------
Total...............    4402            $100,008,294.22       100.00%
==========================================================================



                             MORTGAGED PROPERTIES

                                                           Percentage of
                                            Aggregate      Cut-Off Date
                             Number of       Unpaid          Aggregate
                             Mortgage         Drawn            Drawn
                               Loans         Balance          Balance
Single-family                   3891        88,540,513.31      88.53
Low-Rise Condo                   124         2,181,069.39       2.18
PUD                              354         8,700,668.85       8.70
2-4 Family                        33           586,042.67       0.59
--------------------------------------------------------------------------
Total...............            4402      $100,008,294.22     100.00%
==========================================================================

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                                 LIEN SUMMARY

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage               Drawn              Drawn
                       Loans               Balance            Balance
1                        123               5,439,125.66         5.44
2                       4279              94,569,168.56        94.56
--------------------------------------------------------------------------
Total...............    4402            $100,008,294.22       100.00%
==========================================================================


                                  UTILIZATION RATE

                                                                      Percentage of
                                                       Aggregate       Cut-Off Date
                                       Number of        Unpaid           Aggregate
            Util. Rate                 Mortgage          Drawn             Drawn
              Range                     Loan            Balance           Balance
          Util. Rate  =   0.000           520                 $.00         .00
  0.000 < Util. Rate <=   5.000            43           $55,946.75         .06
  5.000 < Util. Rate <=  10.000            36          $132,895.86         .13
 10.000 < Util. Rate <=  15.000            64          $390,618.67         .39
 15.000 < Util. Rate <=  20.000            58          $480,743.13         .48
 20.000 < Util. Rate <=  25.000            60          $663,207.04         .66
 25.000 < Util. Rate <=  30.000            69          $908,382.54         .91
 30.000 < Util. Rate <=  35.000            98        $1,285,486.77        1.29
 35.000 < Util. Rate <=  40.000           109        $1,687,862.13        1.69
 40.000 < Util. Rate <=  45.000            80        $1,274,954.31        1.27
 45.000 < Util. Rate <=  50.000           148        $2,505,347.78        2.51
 50.000 < Util. Rate <=  55.000           102        $1,764,043.81        1.76
 55.000 < Util. Rate <=  60.000           119        $2,471,495.12        2.47
 60.000 < Util. Rate <=  65.000            97        $1,884,615.96        1.88
 65.000 < Util. Rate <=  70.000           220        $4,039,025.85        4.04
 70.000 < Util. Rate <=  75.000           138        $2,948,510.28        2.95
 75.000 < Util. Rate <=  80.000           149        $3,680,310.02        3.68
 80.000 < Util. Rate <=  85.000           111        $3,103,881.38        3.10
 85.000 < Util. Rate <=  90.000           136        $4,003,536.52        4.00
 90.000 < Util. Rate <=  95.000           130        $3,924,122.70        3.92
 95.000 < Util. Rate <= 100.000         1,915       $62,803,307.60       62.80
-------------------------------------------------------------------------------
Total.....                              4,402      $100,008,294.22      100.00%
===============================================================================

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.